AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED JANUARY 25, 2016

TO THE

SUMMARY PROSPECTUS

 DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH NOVEMBER 20, 2015)

AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND (TICKER SYMBOLS: IIISX, IBFSX)

At a Board meeting held on December 11, 2015, the Board of Trustees of the American Independence Funds Trust (the “Trust”), including a majority of the Independent Trustees, unanimously approved a name change to the American Independence Boyd Watterson Core Plus Fund, a series of the Trust (the “Fund”). The Fund’s objective and strategies will remain the same as well as the tickers and CUSIP identifiers.

Effective January 29, 2016, the name of the Fund shall be replaced throughout the Summary Prospectus as indicated below:

CURRENT NAME	NEW NAME
American Independence Boyd Watterson Core Plus Fund	AI Boyd Watterson Core Plus Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE